SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) April 4, 1995



                             FORD MOTOR COMPANY
          (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


        1-3950                             38-0549190
- ------------------------        --------------------------------
(Commission File Number)        (IRS Employer Identification No.)


The American Road, Dearborn,  Michigan               48121
- --------------------------------------           ------------
(Address of principal executive offices)           (Zip Code)



 Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
- ----------------------

        News release dated April 4, 1995, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
- ------------------------------------------------------------------

                                 EXHIBITS
                                 ---------

Designation        Description             Method of Filing
- -----------        -----------             ----------------

Exhibit 20        News release dated      Filed with this Report
                  April 4, 1995.



                               SIGNATURE
                               ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                 FORD MOTOR COMPANY
                                    (Registrant)


Date:  April 4, 1995            By:/s/T. J. DeZure
                                      T. J. DeZure
                                      Assistant Secretary

                                EXHIBIT INDEX


DESIGNATION            DESCRIPTION                     PAGE
- -----------            -----------                     ----
Exhibit 20             News release dated
                       April 4, 1995.





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